                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 1998


                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-28206                 23-2528944
--------------------------------------------------------------------------------
      (State or other             (Commission            (I.R.S. Employer
       jurisdiction              File Number)           Identification No.)
     of incorporation)


575 East Swedesford Road, Wayne, Pennsylvania                        19087
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (610) 989-7000
                                                     --------------
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Item 5.  Other Events

         A. INTEGRATED SYSTEMS CONSULTING GROUP, INC. ANNOUNCES MERGER WITH FIRST CONSULTING GROUP, INC.

         On September 9, 1998, Integrated Systems Consulting Group, Inc. announced an agreement to merge with and be acquired by First Consulting Group, Inc. in a transaction to be accounted for as a "pooling of interests" and intended to qualify as a tax-free reorganization. A press release relating to the proposed transaction is attached hereto as Exhibit 99.1.


Item 7.  EXHIBITS

         99.1 News Release dated September 9, 1998.

                                      -2-


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Integrated Systems Consulting Group, Inc.


                                    By:  /s/ David D. Gathman
                                         ------------------------------------
                                         David D. Gathman
                                         Executive Vice President,
                                         Finance and Administration
                                         Chief Financial Officer and Secretary

Date:  September 15, 1998

                                      -3-


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For more information contact:


Luther Nussbaum, Executive Vice President, First Consulting Group
(562) 624-5220

Jim Reep, Chairman, President and CEO, First Consulting Group
(562) 624-5205

David Lipson, Chairman and CEO, Integrated Systems Consulting Group
(610) 989-7000

David Gathman, Executive Vice President, Integrated Systems Consulting Group
(610) 989-7000



                  First Consulting Group and Integrated Systems
                            Consulting Group to Merge


Combined Entities to Provide Broad Operations Improvement and Information Management Services to the Converging Healthcare Services and Pharmaceutical Industries




LONG BEACH, Calif. (September 9, 1998) - First Consulting Group, Inc. (NASDAQ:
FCGI), a leading provider of operations improvement and information management services for the healthcare industry, and Integrated Systems Consulting Group, Inc. (NASDAQ: ISCG), a leading provider of application development, document management and network integration services predominately for the pharmaceutical industry, today announced a definitive merger agreement.

         This transaction, which is valued at $123.8 million based on Tuesday's closing price of FCG's common stock and the approximately 9 million fully diluted shares outstanding of ISCG common stock, will significantly enhance FCG's breadth of coverage in the increasingly interrelated healthcare services and pharmaceutical industries. It also strengthens the Company's application development capability in client-server architecture, web-based applications, object-oriented and relational databases, and cross-platform systems integration.

         The combined companies had a pro forma 1998 first half annualized revenue run rate of $180.1 million and more than 1,300 employees as of June 30, 1998.

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

         Under the terms of the agreement, which is subject to approval of both FCG and ISCG shareholders and customary closing conditions, each outstanding share of ISCG common stock will be exchanged at a fixed exchange rate of 0.77 for a newly issued share of FCGI common stock. Completion of the merger is expected in the fourth quarter of 1998. The parties expect the transaction, which was unanimously approved by the boards of directors of both companies, to be accretive to earnings per share, excluding one-time costs relating to the merger.

         "The next wave of healthcare will see increasing interaction among genetic engineering, drug development, disease management and care delivery," said James A. Reep, FCG's chairman and chief executive officer. "This merger gives us strong positions in each of the major worldwide healthcare services segments: healthcare delivery, physician organizations, health plans, government based healthcare, pharmaceuticals and biotechnology. ISCG gives us a major leap forward to become a leader in the global 21st century integrated health and human services industry," Reep added.

         David S. Lipson, chairman and chief executive officer of ISCG explained, "We think that the combination of FCG's broad industry expertise, information technology strategic planning skills and program management methods with ISCG's deep information technology skills will allow us to significantly broaden the range and scope of our services. We are very pleased to have found a partner with a similar corporate culture and an unquestioned commitment to client satisfaction and results, employee development and practice research."

         Upon completion of the transaction, James A. Reep will continue as chairman, president and chief executive officer of the combined firm and David
S. Lipson will become vice chairman and managing director of the pharmaceutical and life sciences practice.

         The transaction is intended to be accounted for as a pooling-of-interests and is intended to qualify as a tax-free reorganization. Shareholders representing approximately 56.6% and 27% of the common stock outstanding of ISCG and First Consulting Group respectively have signed irrevocable proxies to vote in favor of the merger. FCG was advised by Hambrecht & Quist LLC and ISCG was advised by Robert W. Baird & Co. Incorporated each of which has rendered an opinion that the exchange ratio is fair to its respective client shareholders.

         The merged organizations will provide consulting, systems development and integration, and management services to the healthcare services and pharmaceutical industries through 27 offices serving North America and Europe. The firm's services are designed to increase its clients' operations effectiveness resulting in reduced costs, improved customer service, enhanced quality of patient care and the more rapid introduction of new pharmaceutical compounds.

                           First Consulting Group Inc.
                    Integrated Systems Consulting Group, Inc.
                                   Fact Sheet


=================================================================================================================
First Consulting Group, Inc.
=================================================================================================================

Stock Symbol:                                     FCGI

Top Management:                                   James A. Reep, chairman & chief executive officer
                                                  Luther J. Nussbaum, executive vice president
                                                  Steven Heck, executive vice president
                                                  Thomas A. Reep, chief financial officer

Number of Offices:                                23

Number of Employees:                              707

Headquarters:                                     Long Beach, California

Weighted Average Diluted Shares Outstanding:      15.372 million

1998 First Half Highlights:                       Net revenue:            $60,386
                                                  Net income:              $3,704
                                                  Earnings per share:       $0.24



=================================================================================================================
Integrated Systems Consulting Group
=================================================================================================================

Stock Symbol:                                     ISCG

Top Management:                                   David S. Lipson, chairman, president & chief executive officer
                                                  Jay M. Rose, chief operating officer
                                                  David D. Gathman, chief financial officer

Number of Offices:                                4

Number of Employees:                              600

Headquarters:                                     Wayne, Pennsylvania

Weighted Average Diluted Shares Outstanding:      9.045 million

1998 First Half Highlights:                       Revenues:              $29,673
                                                  Net income:             $2,206
                                                  Earnings per share:      $0.25

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         Except for the historical information contained herein, this news release contains forward-looking statements, including, without limitation, statements containing the words, "believes," "anticipates," "expects" and words of similar import. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of FCG or ISCG, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: the importance of attracting and retaining personnel; variability of operating results; potential inability to maintain business relationships; significant investment of resources in marketing; competition in the healthcare consulting and information technology industry; management of the combined company's growth; consolidation and cost pressures in the healthcare and life sciences industries; regulatory and technological change in the healthcare and information technology industries; expansion into international consulting; integration of acquired businesses and personnel; dependence on key employees; limited protection of proprietary information; control by existing stockholders and management and other factors referenced in FCG's Prospectus, dated February 13, 1998, and each company's 10Q for the quarter ended June 30, 1998.

                                      -7-